EXHIBIT 24

American General Corporation:  Board of Directors

Date:       September 11, 1997
Subject:    Form S-3; Limited Power of Attorney for




Purpose. The purpose of this limited power of attorney is to authorize certain officers of the
       Company to execute, on behalf of the undersigned person, the Company's Registration Statement on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with The United
States Life Insurance Company Retirement Plan for General Agents and Producers, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-3 and any such amendments with the SEC.





                 LIMITED POWER OF ATTORNEY


       WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the
Securities Act of 1933, as amended, its Registration
Statement on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

       NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-3 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-3, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.






                                /s/ J. EVANS ATTWELL

                                J. Evans Attwell

American General Corporation:  Board of Directors

Date:       September 11, 1997
Subject:    Form S-3; Limited Power of Attorney for




Purpose. The purpose of this limited power of attorney is to authorize certain officers of the
       Company to execute, on behalf of the undersigned person, the Company's Registration Statement on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with The United
States Life Insurance Company Retirement Plan for General Agents and Producers, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-3 and any such amendments with the SEC.





                 LIMITED POWER OF ATTORNEY


       WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the
Securities Act of 1933, as amended, its Registration
Statement on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

       NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-3 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-3, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.






                                /s/ BRADY F. CARRUTH

                                Brady F. Carruth

American General Corporation:  Board of Directors

Date:       September 11, 1997
Subject:    Form S-3; Limited Power of Attorney for




Purpose. The purpose of this limited power of attorney is to authorize certain officers of the
       Company to execute, on behalf of the undersigned person, the Company's Registration Statement on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with The United
States Life Insurance Company Retirement Plan for General Agents and Producers, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-3 and any such amendments with the SEC.





                 LIMITED POWER OF ATTORNEY


       WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the
Securities Act of 1933, as amended, its Registration
Statement on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

       NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-3 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-3, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.






                                /s/ JAMES S. D'AGOSTINO,
JR.
                                James S. D'Agostino, Jr.

American General Corporation:  Board of Directors

Date:       September 11, 1997
Subject:    Form S-3; Limited Power of Attorney for




Purpose. The purpose of this limited power of attorney is to authorize certain officers of the
       Company to execute, on behalf of the undersigned person, the Company's Registration Statement on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with The United
States Life Insurance Company Retirement Plan for General Agents and Producers, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-3 and any such amendments with the SEC.





                 LIMITED POWER OF ATTORNEY


       WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the
Securities Act of 1933, as amended, its Registration
Statement on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

       NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-3 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-3, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.






                                /s/ W. LIPSCOMB DAVIS,
JR.
                                W. Lipscomb Davis, Jr.

American General Corporation:  Board of Directors

Date:       September 11, 1997
Subject:    Form S-3; Limited Power of Attorney for




Purpose. The purpose of this limited power of attorney is to authorize certain officers of the
       Company to execute, on behalf of the undersigned person, the Company's Registration Statement on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with The United
States Life Insurance Company Retirement Plan for General Agents and Producers, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-3 and any such amendments with the SEC.





                 LIMITED POWER OF ATTORNEY


       WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the
Securities Act of 1933, as amended, its Registration
Statement on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

       NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-3 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-3, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.






                                /s/ ROBERT M. DEVLIN

                                Robert M. Devlin

American General Corporation:  Board of Directors

Date:       September 11, 1997
Subject:    Form S-3; Limited Power of Attorney for




Purpose. The purpose of this limited power of attorney is to authorize certain officers of the
       Company to execute, on behalf of the undersigned person, the Company's Registration Statement on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with The United
States Life Insurance Company Retirement Plan for General Agents and Producers, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-3 and any such amendments with the SEC.





                 LIMITED POWER OF ATTORNEY


       WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the
Securities Act of 1933, as amended, its Registration
Statement on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

       NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-3 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-3, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.






                                /s/ LARRY D. HORNER

                                Larry D. Horner

American General Corporation:  Board of Directors

Date:       September 11, 1997
Subject:    Form S-3; Limited Power of Attorney for




Purpose. The purpose of this limited power of attorney is to authorize certain officers of the
       Company to execute, on behalf of the undersigned person, the Company's Registration Statement on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with The United
States Life Insurance Company Retirement Plan for General Agents and Producers, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-3 and any such amendments with the SEC.





                 LIMITED POWER OF ATTORNEY


       WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the
Securities Act of 1933, as amended, its Registration
Statement on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

       NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-3 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-3, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.






                                /s/ RICHARD J. V.
JOHNSON
                                Richard J. V. Johnson

American General Corporation:  Board of Directors

Date:       September 11, 1997
Subject:    Form S-3; Limited Power of Attorney for




Purpose. The purpose of this limited power of attorney is to authorize certain officers of the
       Company to execute, on behalf of the undersigned person, the Company's Registration Statement on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with The United
States Life Insurance Company Retirement Plan for General Agents and Producers, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-3 and any such amendments with the SEC.





                 LIMITED POWER OF ATTORNEY


       WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the
Securities Act of 1933, as amended, its Registration
Statement on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

       NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-3 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-3, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.






                                /s/ MICHAEL E. MURPHY

                                Michael E. Murphy

American General Corporation:  Board of Directors

Date:       September 11, 1997
Subject:    Form S-3; Limited Power of Attorney for




Purpose. The purpose of this limited power of attorney is to authorize certain officers of the
       Company to execute, on behalf of the undersigned person, the Company's Registration Statement on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with The United
States Life Insurance Company Retirement Plan for General Agents and Producers, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-3 and any such amendments with the SEC.





                 LIMITED POWER OF ATTORNEY


       WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the
Securities Act of 1933, as amended, its Registration
Statement on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

       NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-3 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-3, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.






                                /s/ JON P. NEWTON

                                Jon P. Newton

American General Corporation:  Board of Directors

Date:       September 11, 1997
Subject:    Form S-3; Limited Power of Attorney for




Purpose. The purpose of this limited power of attorney is to authorize certain officers of the
       Company to execute, on behalf of the undersigned person, the Company's Registration Statement on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with The United
States Life Insurance Company Retirement Plan for General Agents and Producers, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-3 and any such amendments with the SEC.





                 LIMITED POWER OF ATTORNEY


       WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the
Securities Act of 1933, as amended, its Registration
Statement on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

       NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-3 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-3, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.






                                /s/ ROBERT E. SMITTCAMP

                                Robert E. Smittcamp

American General Corporation:  Board of Directors

Date:       September 11, 1997
Subject:    Form S-3; Limited Power of Attorney for




Purpose. The purpose of this limited power of attorney is to authorize certain officers of the
       Company to execute, on behalf of the undersigned person, the Company's Registration Statement on Form S-3, in connection with the registration of shares of Company common stock to be used in connection with The United
States Life Insurance Company Retirement Plan for General Agents and Producers, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-3 and any such amendments with the SEC.





                 LIMITED POWER OF ATTORNEY


       WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the
Securities Act of 1933, as amended, its Registration
Statement on Form S-3, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

       NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON and MARK S. BERG, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-3 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-3, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

       IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.






                                /s/ ANNE M. TATLOCK

                                Anne M. Tatlock